Fair Value of Financial Instruments	1 Months Ended
Jun. 30, 2012
Fair Value of Financial Instruments
Fair Value of Financial Instruments

Note 3 – Fair Value of Financial Instruments

Fair Value Accounting Elections

The Company has elected the fair value option for all of its RMBS and as a result, all changes in the estimated fair value of such securities are reflected in the results of operations.

Financial Instruments carried at Fair Value

The following tables present the Company’s financial instruments carried at fair value as of June 30, 2012, based upon the valuation hierarchy:

	Estimated Fair Value
	Level I	Level II	Level III	Total
Asset
Agency RMBS	$-	$1,891,988	$-	$1,891,988
Agency interest-only strips accounted for as derivatives, included in RMBS	-	26,844	-	26,844
Derivative assets	-	1,283	-	1,283
Total	$-	$1,920,115	$-	$1,920,115

Liabilities
Derivative liabilities	$-	$6,327	$-	$6,327
Total	$-	$6,327	$-	$6,327

The Company uses third party pricing services to price its RMBS and derivative instruments. The Company compares this pricing to pricing from other third party pricing services to validate the reasonableness of the pricing obtained from the primary pricing service for its RMBS and derivative instruments. .

Other Fair Value Disclosures

Cash and cash equivalents on the Company’s balance sheet are reflected at cost which approximates estimated fair value.

The fair value of the repurchase agreements is based on an expected present value technique. This method discounts future estimated cash flows using rates the Company determined best reflect current market interest rates that would be offered for loans with similar characteristics and credit quality. The use of different market assumptions or estimation methodologies could have a material effect on the estimated fair value amounts. At June 30, 2012, the Company’s repurchase agreements had a fair value of approximately $1.7 billion and a carrying value of approximately $1.7 billion.